UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013 (December 6, 2013)

CROGHAN BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

0-20159

(Commission File Number)

OHIO	31-1073048
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO	43420
(Address of principal executive offices)	(Zip Code)

(419) 332-7301

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective as of December 6, 2013, Croghan Bancshares, Inc. (“Croghan”) completed the merger of Indebancorp with and into Croghan (the “Merger”) pursuant to the terms of the Agreement and Plan of Merger dated as of June 20, 2013 (the “Merger Agreement”). Immediately following the Merger, Indebancorp’s national bank subsidiary, National Bank of Ohio (“NBOH”), was merged with and into Croghan’s state bank subsidiary, The Croghan Colonial Bank (the “Bank Merger”). As a result of the Bank Merger, the four full-service banking offices of NBOH, located in Oak Harbor, Port Clinton, Oregon and Curtice, Ohio, became full service branches of The Croghan Colonial Bank, and the two loan production offices of NBOH, located in Perrysburg and Fremont, Ohio, became loan production offices of The Croghan Colonial Bank.

As a result of the Merger and in accordance with the terms of the Merger Agreement, the outstanding Indebancorp common shares were converted into the right to receive either (i) Croghan common shares at the exchange rate of 1.63 Croghan common shares for each Indebancorp common share, (ii) cash in the amount of $55.00 for each Indebancorp common share, or (iii) a combination of cash and Croghan common shares. In accordance with the terms of the Merger Agreement, the shareholders of Indebancorp were provided the opportunity to request the form of merger consideration that they wished to receive in the Merger by submitting an Election Form/Letter of Transmittal to Croghan’s exchange agent, Registrar and Transfer Company, on or before 5:00 p.m., Eastern Time, on November 27, 2013. The requests submitted by Indebancorp shareholders, however, are subject to the allocation and proration procedures set forth in the Merger Agreement. Subject to adjustment for cash paid in lieu of fractional Croghan common shares, the requests of Indebancorp shareholders will be allocated on a pro-rata basis so that, in the aggregate, 70% of the Indebancorp common shares outstanding at the effective time of the Merger will be exchanged for Croghan common shares and 30% of the outstanding Indebancorp common shares will be exchanged for cash.

At the time of the Merger, Indebancorp had 519,082 common shares outstanding. In accordance with the terms of the Merger Agreement, Croghan will pay to the Indebancorp shareholders aggregate consideration consisting of 592,099 Croghan common shares and approximately $8.57 million in cash (including cash to be paid in lieu of fractional Croghan common shares).

A copy of Croghan’s December 12, 2013 press release announcing the completion of the Merger is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, the Board of Directors of Croghan appointed John Caputo and James Dunn to serve on the Board of Directors of Croghan effective upon the completion of the Merger on December 6, 2013. Messrs. Caputo and Dunn were also appointed to serve on the Board of Directors of The Croghan Colonial Bank effective upon the completion of the Bank Merger. Each of the newly-appointed directors served on the Boards of Directors of Indebancorp and NBOH prior to the completion of the Merger.

Neither Mr. Caputo or Mr. Dunn, nor any member of their immediate families, has had any business transactions or relationships with Croghan or The Croghan Colonial Bank that would require disclosure under Item 404(a) of SEC Regulation S-K. However, Messrs. Caputo and Dunn and members of their immediate families may enter into banking transactions with The Croghan Colonial Bank in the future in the ordinary course of business and in compliance with applicable federal and state laws and regulations.

A copy of Croghan’s December 12, 2013 press release announcing the appointment of John Caputo and James Dunn to serve on the Boards of Directors of Croghan and The Croghan Colonial Bank is included with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The consolidated audited financial statements of Indebancorp for the fiscal years ended December 31, 2012 and 2011 were included in Croghan’s Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 as filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 12, 2013, and are incorporated herein by reference.

The consolidated unaudited financial statements of Indebancorp as of and for the nine-month period ended September 30, 2013, will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Rule 8-05 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date of this Current Report on Form 8-K.

(c)	Not Applicable.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K or incorporated into this Current Report on Form 8-K by reference:

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of June 20, 2012, by and between Croghan Bancshares, Inc. and Indebancorp (incorporated herein by reference to Annex A to the Prospectus of Croghan Bancshares, Inc./Joint Proxy Statement of Croghan Bancshares, Inc. and Indebancorp dated September 30, 2013, and filed with the Commission on October 7, 2013 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (Registration Statement No. 333-190362))

99.1	Press Release issued by Croghan Bancshares, Inc. on December 12, 2013 announcing the completion of the Indebancorp merger (filed herewith)

99.2

Press Release issued by Croghan Bancshares, Inc. on December 12, 2013 announcing the appointment of John Caputo and James Dunn to serve on the Boards of Directors of Croghan Bancshares, Inc. and The Croghan Colonial Bank (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC.

Date: December 12, 2013	By:	/s/ Kendall W. Rieman
Kendall W. Rieman, Treasurer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated December 12, 2013

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of June 20, 2012, by and between Croghan Bancshares, Inc. and Indebancorp (incorporated herein by reference to Annex A to the Prospectus of Croghan Bancshares, Inc./Joint Proxy Statement of Croghan Bancshares, Inc. and Indebancorp dated September 30, 2013, and filed with the Commission on October 7, 2013 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (Registration Statement No. 333-190362))

99.1	Press Release issued by Croghan Bancshares, Inc. on December 12, 2013 announcing the completion of the Indebancorp merger (filed herewith)

99.2

Press Release issued by Croghan Bancshares, Inc. on December 12, 2013 announcing the appointment of John Caputo and James Dunn to serve on the Boards of Directors of Croghan Bancshares, Inc. and The Croghan Colonial Bank (filed herewith)